UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2026

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

707 W. 700 South, Suite 1

Woods Cross, UT 84087

(Address of principal executive office) (Zip Code)

(424) 394-1090

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2026, Sky Quarry Inc. (the “Company”) received a written notification (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Staff had determined to delist the Company’s Common Stock, par value $0.0001 (the “Common Stock”), from The Nasdaq Capital Market due to the Company’s continued non-compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”), which requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price”), and that trading of the Common Stock will be suspended at the open of business on March 31, 2026.

Subsequently, on March 30, 2026, the Company was notified by Nasdaq that the Company has regained compliance with the Rule, and that the matter was now closed (the “Compliance Notice”).

As previously disclosed, on March 28, 2025, the Company was notified by Nasdaq that it did not satisfy the Rule because the bid price of the Common Stock had closed below the Minimum Bid Price for 30 consecutive business days. The Company was provided with an initial 180-calendar-day compliance period, which expired on September 24, 2025, and was granted a second 180-calendar-day compliance period, which expired on March 23, 2026, to regain compliance with the Rule by maintaining the Minimum Bid Price for a minimum of 10 consecutive business days.

On, March 15, 2026, the Company effected a one-for-eight (1-for-8) reverse stock split (the “Reverse Stock Split”) of the Common Stock, which began trading on a Reverse Stock Split-adjusted basis on March 16, 2026. Since such date, the Common Stock has maintained the Minimum Bid Price for 10 consecutive business days. As a result, the Company received the Compliance Notice from Nasdaq, noting that the Company has regained compliance with the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: March 30, 2026	By:	/s/ Marcus Laun
	Name:	Marcus Laun
	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and President